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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): FEBRUARY 28, 2003

                           DVI RECEIVABLES CORP. VIII
             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-81454                25-1824148
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)       File Number)        Identification Number)

2500 YORK ROAD
JAMISON, PENNSYLVANIA                                           18929
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: (215) 488-5000

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         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending February 28, 2003, payment date March 13, 2003

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending February 28, 2003, payment date March 13, 2003

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending February 28, 2003, payment date March 14, 2003

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending February 28, 2003, payment date March 12, 2003

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending February 28, 2003, payment date March 11, 2003

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending February 28, 2003, payment date March 11, 2003

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending February 28, 2003, payment date March 11, 2003

Exhibit 99.8 DVI Receivables XVIII, L.L.C. 2002-2 Servicer Report for month ending February 28, 2003, payment date March 12, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Receivables Corp. VIII
                                                         (Registrant)


Dated: March 14, 2003                        By: /s/ Steven R. Garfinkel
                                                 ------------------------------
                                                  Steven R. Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer


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